INVESCO EXCHANGE-TRADED Self-indexed FUND TRUST
SUPPLEMENT DATED June 25, 2025 TO THE PROSPECTUS DATED
DECEMBER 20, 2024 OF:
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)
(the “Fund”)
The Fund seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Underlying Index”), which is compiled and maintained by FTSE Russell (the “Index Provider”). The Index Provider has announced certain changes to the methodology of the Underlying Index, which are effective after close of markets on June 27, 2025. Accordingly, effective after close of markets on June 27, 2025, the Fund’s Statutory Prospectus is revised as follows:
●
The last sentence in the second paragraph in the “Additional Information About the Fund’s Strategies and Risks – Russell 1000® Invesco Dynamic Multifactor Index” section of the Statutory Prospectus is deleted and replaced with the following:
The Underlying Index will emphasize exposure to equity securities that exhibit size, value and volatility factors during the recovery stage; size, value and momentum factors during the expansion stage; volatility and quality factors during the slowdown stage; and momentum, quality and volatility factors during the contraction stage.
Please Retain This Supplement for Future Reference.
O-OMFL-PRO-SUP 062525